Offerings - Offering: 1	Jan. 21, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 27,322,400
Amount of Registration Fee	$ 3,773.22	[1]
Offering Note	The transaction valuation is estimated solely for purposes of calculating the filing fee. The amount is based upon the offer to purchase up to 4,000,000 shares of common stock of Total Return Securities Fund (approximately 24% of the total number of shares outstanding as of December 15, 2025) based upon a price of $6.83 (98% the net asset value per share on December 15, 2025).

[1]	Calculated as 100% of the Transaction Valuation.